CORPORATE DATA




Transfer and Dividend Disbursing Agent
Harris Trust and Savings Bank
Shareholder Communications Team
P.O. Box A3504
Chicago, Illinois 60690-3504
1-800-394-5187 or 312-360-5198


Custodian
UMB Bank, N.A.


Legal Counsel
Bell, Boyd & Lloyd


Address of Company
200 West Madison Street
Suite 3510
Chicago, Illinois 60606
312-236-9190 or 800-BKF-1891


Baker, Fentress & Company
   Report to Shareholders





[LOGO]
The Company's Report to Shareholders is printed on recycled paper. We encourage recycling and use of recycled products.


FIRST QUARTER


March 31, 1998     [LOGO]

TO OUR SHAREHOLDERS


The broad stock market indicies continued their steady climb in the 1st Quarter of 1998. Company management has not changed its investment philosophy in reaction to the market. In the public portfolio, Levco seeks to participate in up markets and out-perform in down markets.

     The S&P 500 was up 14.0% for the first three months of 1998, and 48.0% for the last 12 months. The comparative performance for Baker Fentress was as follows:


                                           First               Last 12
                                          Quarter               Months
                                          -------               ------
 Net asset value
   (Portfolio performance)                  8.8%                 24.8%
 Public portfolio                          10.8%                 34.5%
 Market value
   (Shareholder return)                    13.6%                 34.3%

     The process of restructuring our public portfolio is continuing, as we implement the Levco value style. This restructuring has generated large capital gains, and we have maintained a high cash position in order to fund both last year's distribution and the midyear distributions discussed below. In the future, to more accurately reflect the performance of our public portfolio, we plan to hold cash intended for distributions separately from public portfolio assets. Total performance will not be affected by this change.

PORTFOLIO RESTRUCTURING
AND DISTRIBUTIONS

On May 5, 1998, midyear distributions totaling $2.00 per share ($1.75 capital gain and $0.25 ordinary income) will be paid to shareholders of record on March 25, 1998. The board decided to make this payment to shareholders due to the large amount of undistributed gains that have been realized over the five months ended March 31, 1998. It is only the second time in the history of our Company that we have paid more than one capital gain distribution in a year.

     We also plan to pay out a capital gain distribution and ordinary income dividend in mid-December. It is anticipated that 1998 calendar year distributions will be in excess of our previously announced goal of 12% of average net assets. Beginning in 1999, we intend to return to our minimum targeted payout of 8%.

     After payment of the midyear capital gain distribution, we estimate that unrealized book appreciation and undistributed realized gain as a percentage of average net assets will be 30.2%. This is down from 43.6% as of June 30, 1996 as shown in the accompanying chart:


[GRAPH APPEARS HERE]


Unrealized appreciation and undistributed Realized Gain as Percent of Net Assets

          June 30, 1996              43.55%
          September 30, 1996         39.89%
          December 31, 1996          39.93%
          March 31, 1997             35.97%
          June 30, 1997              42.13%
          September 30, 1997         44.36%
          December 31, 1997          36.12%
          March 31, 1998             30.23%

     Since Levco took over management of the public portfolio in June of 1996, our investment approach in the public portfolio has focused on large cap value. An important aspect of this approach is that portfolio positions are assessed from a risk/reward viewpoint. We believe this approach will maximize returns over an entire market cycle.

     The composition of our overall portfolio continues to change. Shown below is the market value of our current portfolio sectors.



Portfolio Sectors
As of March 31, 1998


[PIE CHART APPEARS HERE]


       Actual

[ ]  Public Portfolio-65.3%
[ ]  Levco-16.4%
[ ]  Consolidated-Tomoka-12.1%
[ ]  Private Placement-6.2%


PUBLIC PORTFOLIO

At the end of the first quarter, the value of the public portfolio totaled $521.4 million, or 65.3% of the market value of our total portfolio.
This compares to $495.2 million or 62.9% at the end of 1997. The increase was caused both by appreciation of the underlying securities and the transfer to the public portfolio of the proceeds from the sale of our interest in Echlin Inc. Echlin had been part of our private placement portfolio.

PRIVATE PLACEMENT PORTFOLIO

The major event of the first quarter was the Echlin sale, which generated total proceeds of $28.2 million and a long-term gain of $17.8 million. This sale reduced the private placement portfolio to about $49.9 million, or 6.2% of the total. Efforts continue to liquidate this portion of our portfolio, and we remain confident that this can be largely accomplished over the next 18 to 24 months.

CONSOLIDATED-TOMOKA
LAND CO. (CTO)

CTO was valued at $96.9 million at the end of the first quarter, or 12.1% of the total portfolio. Real estate and citrus are notoriously fickle, but we are currently anticipating improving operating results in both major divisions of CTO this year. The real estate operations are expected to be positively impacted by the major development projects underway at the LPGA International Project. In addition, improved citrus results are expected due to the maturing of the younger groves planted in the late 1980s and stronger citrus pricing.


LEVCO

Total assets under management at Levco, our wholly-owned subsidiary, grew to $8.4 billion as of March 31, 1998, compared to $7.4 billion at the end of 1997. Levco continues to enhance its operations with increased portfolio management, operations, and marketing capabilities.


NEW CLOSED-END FUND
ASSOCIATION (CEFA)

During the fourth quarter of 1997, BKF became a charter member of CEFA, an industry association established to focus on closed-end fund issues. CEFA activities will include public relations, investor education, and industry studies. We believe CEFA will benefit everyone associated with our industry.


OTHER BUSINESS

Our annual shareholders' meeting is scheduled to be held on Thursday, June 11, 1998 at 10:30 a.m. at The Midland Hotel, Adams Room, 172 West Adams at LaSalle, Chicago, Illinois 60603. We look forward to seeing you at the meeting.


     Effective April 16, 1998, Julie A. Heironimus was promoted to the position of treasurer. She takes the place of Janet Jones, our treasurer for the last 15 years, who relocated to San Francisco in January 1998.




/s/ James P. Gorter
------------------------
James P. Gorter
Chairman of the Board





/s/ John A. Levin
-------------------------
John A. Levin
President and CEO

STATEMENT OF INVESTMENTS

March 31, 1998 - Unaudited                             Shares     Value
                                                      -------     -----
INVESTMENTS IN UNAFFILIATED ISSUERS -- 65.89%
Public -- 63.77%

   Common Stock -- 61.31%
      Basic Materials -- 6.60%
        Air Products & Chemicals, Inc...............   83,000  $ 6,878,625
        Allegheny Teledyne Incorporated.............  281,000    7,815,453
        Carpenter Technology Corporation............   49,000    2,646,000
        E.I. Du Pont de Nemours and Company.........  164,000   11,152,000
        Getchell Gold Corporation (b)...............  252,300    5,266,762
        Inland Steel Industries, Inc................  160,500    4,433,813
        Monsanto Company............................  108,000    5,616,000
        W.R. Grace & Co.............................   90,000    7,531,875
                                                               -----------
                                                                51,340,528
                                                               -----------
      Capital Goods -- 10.05%
        The Boeing Company..........................   96,436    5,026,727
        Electronic Data Systems Corporation.........  107,400    4,926,975
        General Electric Company....................   86,000    7,412,168
        Harnischfeger Industries, Inc...............  218,920    7,484,437
        Lockheed Martin Corporation.................   88,200    9,922,500
        Minnesota Mining and Manufacturing Company..  145,600   13,249,600
        Owens-Illinois, Inc. (b)....................  226,500    9,796,125
        Rockwell International Corporation..........   51,300    2,943,337
        United Technologies Corporation.............  117,300   10,828,315
        York International Corporation..............  145,000    6,525,000
                                                               -----------
                                                                78,115,184
                                                               -----------
      Communication Services -- 1.26%
        Bell Atlantic Corporation...................   95,500    9,764,875
                                                               -----------

      Consumer Cyclical -- 3.61%
        The Black & Decker Corporation..............  172,900    9,174,593
        J.C. Penney Company, Inc....................   35,000    2,649,080
        Tribune Company.............................  230,000   16,215,000
                                                               -----------
                                                                28,038,673
                                                               -----------
      Consumer Staples -- 3.72%
        Fortune Brands, Inc.........................  109,400    4,362,325
        General Mills, Inc..........................   89,800    6,824,800
        Philip Morris Companies Inc.................  128,200    5,344,402
        Ralston Purina Company......................   36,800    3,900,800
        U.S. West Media Group (b)...................  245,000    8,513,750
                                                               -----------
                                                                28,946,077
                                                               -----------
      Energy -- 5.08%
        Amerada Hess Corporation....................   85,900    5,009,087
        Pacific Enterprises.........................  248,400   10,137,949
        Sunstrand Corporation.......................   30,600    1,851,300
        Union Texas Petroleum Holdings, Inc.........  420,000    9,292,500
        Unocal Corporation..........................  341,000   13,192,608
                                                               -----------
                                                                39,483,444
                                                               -----------

              See accompanying Notes to Statement of Investments


STATEMENT OF INVESTMENTS
March 31, 1998 - Unaudited                                         Shares      Value
                                                                  --------  -----------
INVESTMENTS IN UNAFFILIATED ISSUERS (continued)
      Financials -- 13.79%
        Ace Ltd..................................................  154,500  $ 5,822,796
        Aetna Inc................................................  216,500   18,064,327
        American Express Company.................................    3,500      321,346
        American General Corporation.............................    7,500      485,160
        Aon Corporation..........................................  175,000   11,331,250
        BankBoston Corporation...................................    4,800      529,200
        The CIT Group, Class A...................................   20,000      652,500
        Capital Automotive REIT (b)..............................   25,000      471,875
        Citicorp.................................................   42,500    6,035,000
        Countrywide Credit Industries, Inc.......................    5,000      265,940
        EXEL Limited.............................................  133,000   10,307,500
        Erie Indemnity Company, Class A..........................   10,400      327,600
        Fairfax Financial Holdings Ltd. (Stock Purchase Rights)..   78,000       48,360
        First Chicago NBD Corporation............................    6,000      528,750
        First Investors Financial Services Group, Inc. (b).......  177,300    1,241,100
        First Sierra Financial, Inc. (b).........................   40,000    1,040,000
        First Union Corporation..................................  134,750    7,655,483
        Fleet Financial Group, Inc...............................    4,500      382,784
        INMC Mortgage Holdings, Inc..............................   17,500      437,500
        KeyCorp..................................................    9,000      340,317
        Leucadia National Corporation............................   11,000      433,125
        Mid Ocean Limited (ORD)..................................   18,300    1,418,250
        Mutual Risk Management Ltd...............................   14,000      474,250
        NationsBank Corporation..................................   78,187    5,702,803
        Partner Re Ltd...........................................   79,000    3,880,875
        Penncorp Financial Group, Inc............................   11,000      317,625
        Provident Companies, Inc.................................    7,500      257,348
        SLM Holding Corporation..................................   22,600      985,925
        TIG Holdings, Inc........................................  310,000    8,157,030
        Terra Nova Holdings Ltd., Class A........................   32,800    1,000,400
        Tokio Marine and Fire Insurance Company (ADR)............  125,000    7,000,000
        Transamerica Corporation.................................    4,300      500,950
        Travelers Group Inc......................................   14,450      867,000
        UICI (b).................................................   29,000    1,002,327
        UNUM Corporation.........................................    6,200      342,166
        USF&G Corporation........................................   10,000      249,380
        Unitrin, Inc.............................................  102,000    6,872,250
        Waddell & Reed Financial, Inc. (b).......................   16,300      423,800
        Willis Corroon Group (ADR)...............................   82,000    1,096,750
                                                                            -----------
                                                                            107,271,042
                                                                            -----------

See accompanying Notes to Statement of Investments                           5


STATEMENT OF INVESTMENTS                                      Shares or
March 31, 1998 - Unaudited                                 Principal Amount     Value
INVESTMENTS IN UNAFFILIATED ISSUERS (continued)            ----------------   ------------
      Health Care -- 4.12%
        Genentech, Inc. (b)..........................           139,400       $  9,819,057
        Pfizer Inc...................................           151,300         15,082,794
        Rhone-Poulenc S.A. (ADR).....................            66,200          3,334,825
        Warner-Lambert Company.......................            22,500          3,832,043
                                                                              ------------
                                                                                32,068,719
                                                                              ------------
      Technology -- 4.57%
        First Data Corporation.......................           484,200         15,736,500
        General Motors Corporation, Class H..........            62,700          2,845,012
        Hewlett-Packard Company......................            38,000          2,408,250
        International Business Machines Corporation..           116,200         12,070,275
        Texas Instruments Incorporated...............            45,500          2,462,688
                                                                              ------------
                                                                                35,522,725
                                                                              ------------
      Transportation -- 0.67%
        Union Pacific Corporation....................            93,000          5,237,109
                                                                              ------------
      Utilities -- 7.84%
        Consolidated Edison of New York, Inc.........            65,700          3,071,475
        Duke Energy Corporation......................           365,540         21,772,659
        Enova Corporation............................           169,300          4,729,903
        Long Island Lighting Company.................           457,900         14,423,850
        Potomac Electric Power Company...............           455,100         11,406,171
        Texas Utilities Company......................           141,100          5,547,064
                                                                              ------------
                                                                                60,951,122
                                                                              ------------
           Total common stock (Cost $352,602,215)....                          476,739,498
                                                                              ------------
   Preferred Stock -- 0.90%
        Union Pacific Capital Trust, 6.25% (h).......            93,100          4,957,575
        Aetna Inc., 6.25% Class C......................          25,000          2,001,575
                                                                              ------------
           Total preferred stock (Cost $6,326,166).....                          6,959,150
                                                                              ------------
   Convertible Bonds -- 1.56%
        Hewlett-Packard Company, Zero Coupon Bond
          due 10/14/2017 (h)...........................     $22,785,000         12,133,013
                                                                              ------------
           Total convertible bonds (Cost $12,201,951)..                         12,133,013
                                                                              ------------
           Total public portfolio (Cost $371,130,332)..                        495,831,661
                                                                               ------------

6


See accompanying Notes to Statement of Investments

STATEMENT OF INVESTMENTS

March 31, 1998 - Unaudited                                                        Shares or
                                                                               Principal Amount     Value
INVESTMENTS IN UNAFFILIATED ISSUERS (continued)                                ----------------   -----------
Private Placement--2.12%
        Paracelsus Healthcare Corporation - hospital management company
          Common Stock (b)(c)(d)(f)..........................................           535,443  $  1,981,139
        Security Capital U.S. Realty - real estate investment trust
          Common Stock (b)...................................................           983,528    12,982,564
        Golder, Thoma, Cressey Fund II Limited Partnership (c)(d)(e).........       $   209,782     1,477,173
        Phillips-Smith Specialty Retail Group Limited Partnership (c)(d)(e)..       $    61,156        27,527
                                                                                                 ------------
           Total private placement portfolio (Cost $14,339,922)..............                      16,468,403
                                                                                                 ------------
        Total investments in unaffiliated issuers (Cost $385,470,254)........                     512,300,064
                                                                                                 ------------
INVESTMENTS IN CONTROLLED AFFILIATES--30.68%
   Publicly-Traded--12.46%
        Consolidated-Tomoka Land Co., Common Stock
          (majority-owned) - development of Florida real estate;
          production and sale of citrus fruit (c) (Cost $5,030,627)..........         5,000,000    96,875,000
                                                                                                 ------------
   Private Placement--1.35%
        DuroLite International, Inc. - manufacturer and distributor of specialized lighting products
          Convertible Preferred Stock (b)(c)(d)(e)...........................             2,500     2,627,250
          12% Subordinated Note due 11/03/2004 (c)(d)(e).....................       $ 8,000,000     7,872,750
                                                                                                 ------------
           Total private placement portfolio (Cost $10,500,000)..............                      10,500,000
                                                                                                 ------------
   Wholly-Owned Subsidiary--16.87%
        Levin Management Co., Inc - investment management
           Common Stock (b)(c)(d)(e).........................................             1,000    66,155,368
           9.75% Notes due 06/28/1999 (c)(d)(e)..............................       $65,000,000    65,000,000
                                                                                                 ------------
           Total wholly-owned subsidiary (Cost $120,645,890).................                     131,155,368
                                                                                                 ------------
        Total investments in controlled affiliates (Cost $136,176,517).......                     238,530,368
                                                                                                 ------------
INVESTMENTS IN NON-CONTROLLED AFFILIATES--2.94%
   Private Placement--2.94 %
        Citadel Communications Corporation - radio broadcasting
           Series A Convertible Preferred Stock (b)(c)(d)(e).................           746,412    22,392,356
        TBN Holdings Inc. - hazardous waste recycler
           12% Subordinated Note Due 12/31/2002 (c)(d)(e)(g).................       $ 8,000,000       500,000
           Series C-3 Convertible Preferred Stock (b)(c)(d)(e)...............         1,511,628             -
           Stock Purchase Warrants Expiring 12/31/2002 (b)(c)(d)(e)..........         1,100,000             -
                                                                                                 ------------
        Total investments in non-controlled affiliates (Cost $13,110,996)....                      22,892,356
                                                                                                 ------------
MONEY MARKET SECURITIES--7.69%
        U.S. Treasury bills - 5.240% due 04/16/98............................       $15,000,000    14,965,067
        U.S. Treasury bills - 5.325% due 04/30/98............................       $45,000,000    44,800,312
                                                                                                 ------------
        Total investments in money market securities (Cost $59,765,379)......                      59,765,379
                                                                                                 ------------
        Total Investments--107.20% (Cost $594,523,146).......................                     833,488,167
                                                                                                 ------------
        Cash and Other Assets, Less Liabilities--(7.20%).....................                     (56,001,909)
                                                                                                 ------------
        NET ASSETS--100.00%..................................................                    $777,486,258
                                                                                                 ============

        See accompanying Notes to Statement of Investments                   7

NOTES TO STATEMENT OF INVESTMENTS

     --------------

     (a) Based on the cost of investments of $543,751,988, for federal income tax purposes at March 31, 1998, net unrealized appreciation was $289,736,179, which consisted of gross unrealized appreciation of $307,308,133 and gross unrealized depreciation of $17,571,954.

     (b) Non-income producing security.

     (c) Securities subject to legal or contractual restrictions on sale are valued at cost on the dates of acquisition and at a fair value determined in good faith by the board of directors of the Company as of March 31, 1998, based upon all factors deemed relevant by the board. The quantitative and qualitative factors considered by the board of directors may include, but are not limited to, type of securities, nature of business, marketability, restrictions on disposition, market price of unrestricted securities of the same issue (if any), comparative valuation of securities of publicly-traded companies in the same or similar industries, valuation of recent mergers and acquisitions of similar companies, current financial condition and operating results, sales and earnings growth, operating revenues, competitive conditions, and current and prospective conditions in the overall stock market.

         The values determined by the board of directors may not reflect amounts that could be realized upon immediate sale, nor amounts that ultimately may be realized. Accordingly, the fair values included in the statement of investments may differ from the values that would have been used had a ready market existed for these securities, and such differences could be significant.

     (d) The aggregate value of restricted securities was $168,033,563, or 21.61% of net assets, at March 31, 1998.

     (e) There were no unrestricted securities of the same issue outstanding on March 31, 1998 or the dates of acquisition.

     (f) Represents 80% of the current market price of unrestricted common stock of Paracelsus Healthcare Corporation.

     (g) Security not current as to payment of interest.

     (h) Security exempt from registration requirements under Rule 144A of the Securities Act of 1933 which permits resales of eligible securities issued in private placements and other transactions to "Qualified Institutional Buyers".

PORTFOLIO CHANGES EXCEEDING $2.5 MILLION

Quarter Ended March 31, 1998 - Unaudited

Purchases                                                        Cost
---------                                                     -----------
Potomac Electric Power Company..............................  $11,430,000
Pacific Enterprises.........................................    9,435,557
United Technologies Corporation.............................    8,429,673
General Mills, Inc..........................................    6,462,205
First Union Corporation.....................................    6,394,813
Hewlett-Packard Company, Zero Coupon Bond due 10/14/2017....    5,784,688
Philip Morris Companies Inc.................................    5,546,014
EXEL Limited................................................    5,320,274
Union Pacific Capital Trust, 6.25% Preferred................    4,700,675
Inland Steel Industries, Inc................................    4,499,654
Enova Corporation...........................................    4,399,082
Ace Ltd.....................................................    4,134,070
Unocal Corporation..........................................    3,986,648
Ralston Purina Company......................................    3,440,356
First Data Corporation......................................    3,023,318
Warner-Lambert Company......................................    2,804,984
Texas Instruments Incorporated..............................    2,509,985
                                                              -----------
                                                              $92,301,996
                                                              ===========

Sales                                                          Proceeds
-----                                                        ------------
Echlin Inc.................................................. $ 28,236,688
Time Warner Inc.............................................    8,729,183
General Re Corporation......................................    8,311,344
The Chase Manhattan Corporation.............................    7,195,427
The Boeing Company..........................................    7,089,493
Cendant Corporation.........................................    7,077,268
MCI Communications Corporation..............................    6,336,539
Baxter International Inc....................................    6,237,119
Pfizer Inc..................................................    6,115,761
T. Rowe Price Associates, Inc...............................    5,767,556
Litton Industries, Inc......................................    5,660,759
General Motors Corporation..................................    5,542,612
American International Group, Inc...........................    4,206,423
USG Corporation.............................................    3,589,626
Monsanto Company............................................    3,470,425
Bell Atlantic Corporation...................................    2,658,080
                                                             ------------
                                                             $116,224,303
                                                             ============

BAKER FENTRESS AT A GLANCE

     Baker, Fentress & Company, a domestic equity closed-end fund listed on the New York Stock Exchange (Symbol: BKF), invests primarily for capital appreciation and for income consistent with capital preservation. The Company's portfolio of publicly-traded securities is managed by John A. Levin & Co., Inc., a wholly-owned subsidiary. The balance of the portfolio is internally managed by the Company's officers under the supervision of its board of directors. The business of the Company was started in 1891.

The Company's portfolio includes:

 . Publicly-traded companies with focus on long-term appreciation and capital protection.

 . Illiquid private placements and controlled affiliates with higher risk but greater potential for growth.

 . Long-term investments with significant unrealized appreciation.

SELECTED DATA

As of March 31, 1998
Total net assets.......................................    $777,486,258
Net investment income (YTD)............................    $  4,985,907
Net realized capital gain (YTD)........................    $ 53,714,043
Unrealized appreciation................................    $238,965,021
Shares outstanding.....................................      35,983,081
Per Share
    Net asset value....................................    $      21.61
    Market price.......................................    $      18.75

DIRECTORS AND OFFICERS

BOARD OF DIRECTORS

Frederick S. Addy                   Jeffrey A. Kigner

Bob D. Allen                        John A. Levin

Jessica M. Bibliowicz               Burton G. Malkiel

Eugene V. Fife                      David D. Peterson

J. Barton Goodwin                   William H. Springer

James P. Gorter                     Dean J. Takahashi

David D. Grumhaus

OFFICERS

James P. Gorter                     Chairman of the Board

John A. Levin                       President and Chief Executive Officer

James P. Koeneman                   Executive Vice President and Secretary

Scott E. Smith                      Executive Vice President

Julie A. Heironimus                 Treasurer and Assistant Secretary


10